SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  December 23, 1996
                                                        -----------------

                        Partners Preferred Yield, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

         California                   1-10902           95-4325987
         ----------                   -------           ----------
      (State or other juris-        (Commission       (IRS Employer
      diction of incorporation)     File Number)    Identification No.)

      701 Western Avenue, Suite 200, Glendale, California    91203-1241
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           (Address of principal executive office)           (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

   Item 2.   Acquisition or Disposition of Assets.
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         On December 23, 1996, Registrant was merged into Public Storage, Inc. ("PSI") pursuant to an Agreement and Plan of Reorganization dated as of August 15, 1996. In the merger, (a) the Registrant's outstanding Common Stock Series A (3,077,028 shares) was converted as follows:
   438,503 shares of the Registrant's Common Stock Series A owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series A (2,638,525 shares) was converted into an aggregate of approximately
   (i) 1,417,000 shares of PSI common stock (at the rate of 0.716 shares of PSI common stock for each share of the Registrant's Common Stock Series
   A) and (ii) $12,090,684 in cash (at the rate of $18.28 per share of the Registrant's Common Stock Series A); and (b) the Registrant's outstanding Common Stock Series B (420,875 shares), Common Stock
   Series C (247,574 shares) and Common Stock Series D (163,036 shares) was converted as follows: 336,700 shares of the Registrant's Common Stock Series B, 198,059 shares of the Registrant's Common Stock Series C and 130,428.8 shares of the Registrant's Common Stock Series D owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series B (84,175 shares), Common Stock Series C (49,515 shares) and Common Stock Series D (32,607.2 shares) was converted into an aggregate of 75,997 shares of PSI common stock (at the rate of 0.457 shares of PSI common stock for each share of the Registrant's Common Stock
   Series B, Common Stock Series C and Common Stock Series D). The amounts set forth above exclude, in each case, a liquidating cash distribution of $.74 per share of the Registrant's Common Stock Series A and Common Stock Series B.

   Item 7.   Financial Statements and Exhibits.

             (a)   Financial Statements.

                   None.

             (b)   Exhibits.

                   (1) Agreement and Plan of Reorganization among PSI, Registrant, Partners Preferred Yield II, Inc. and Partners Preferred Yield III, Inc. dated as of August 15, 1996. Filed with PSI's registration statement on Form S-4 (File No. 333-14161) and incorporated herein by reference.

                               SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARTNERS PREFERRED YIELD, INC.


                                     By: /S/ HARVEY LENKIN
                                         -------------------
                                         Harvey Lenkin
                                         President

   Date:  December 23, 1996